SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


[X]     Filed  by  the  Registrant
[ ]     Filed  by  a  Party  other  than  the  Registrant

Check  the  appropriate  box:
[ ]     Preliminary  Proxy  Statement
[ ]     Confidential,  For  Use  of  the  Commission Only (as permitted by Rule
        14a-6(e)(2)
[X]     Definitive  Proxy  Statement
[ ]     Definitive  Additional  Materials
[ ]     Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12


                          MEASUREMENT SPECIALTIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):


[X]     No  fee  required.

[ ]     Fee  computed  on  table  below  per Exchange Act Rules 14a-6(I)(1) and
        0-11.
        (1) Title  of  each  class  of  securities to which transaction applies:
        (2) Aggregate  number  of  securities  to  which  transaction  applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4) Proposed  maximum  aggregate  value  of  transaction:
        (5) Total  fee  paid:

[ ]     Fee  paid  previously  with  preliminary  materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)     Amount  previously  paid:
(2)     Form,  Schedule  or  Registration  Statement  no.:
(3)     Filing  Party:
(4)     Date  Filed:

                          MEASUREMENT SPECIALTIES, INC.
                              80 LITTLE FALLS ROAD
                           FAIRFIELD, NEW JERSEY 07004


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 13, 1999


To  the  Stockholders  of  Measurement  Specialties,  Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Measurement Specialties, Inc. (the "Company"), a New Jersey corporation, to be held at the offices of the American Stock Exchange, 86 Trinity Place, New York, New York on Monday, September 13, 1999, at 10:00 a.m. local time, for the following purposes:

     1. To elect two members to the Board of Directors of the Company to serve until their respective successors are elected and qualified;

     2.  To  approve  the  Corporation's  1998  Stock  Option  Plan;

     3. To ratify the selection by the Company of Grant Thornton, LLP, independent public accountants, to audit the financial statements of the Company for the year ending March 31, 2000; and

     4. To transact such other matters as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on August 10, 1999 (the "Record Date") are entitled to notice of and to vote at the meeting.

A proxy statement and proxy are enclosed herewith. If you are unable to attend the meeting in person you are urged to sign, date, and return the enclosed proxy promptly in the enclosed addressed envelope which requires no postage if mailed within the United States. You may also vote your shares via the telephone or the Internet by following the instructions listed on the enclosed proxy. If you attend the meeting in person, you may withdraw your proxy and vote your shares. Also enclosed herewith is the Company's Annual Report on Form 10-K, including financial statements for the fiscal year ended March 31, 1999.

                                   By  Order  of  the  Board
                                   of  Directors


                                   Damon  Germanton,  Secretary

Fairfield,  New  Jersey
August  6,  1999

PROXY  STATEMENT


                          MEASUREMENT SPECIALTIES, INC.
                              80 LITTLE FALLS ROAD
                           FAIRFIELD, NEW JERSEY 07004


                                  INTRODUCTION

This proxy statement is furnished in connection with the solicitation of proxies for use at the annual meeting ("Annual Meeting") of stockholders of Measurement Specialties, Inc. (the "Company"), to be held on Monday, September 13, 1999, and at any adjournments thereof. The accompanying proxy is solicited by the Board of Directors of the Company and is revocable by the stockholder by notifying the Company's secretary at any time before it is voted, or by voting in person at the Annual Meeting. The solicitation will be made by mail and in addition, the telephone, telegrams, facsimile, and other electronic communication and personal interviews may be utilized. This proxy statement and accompanying proxy will be distributed to stockholders beginning on or about August 15, 1999. The principal executive offices of the Company are located at 80 Little Falls Road, Fairfield, New Jersey 07004, telephone (973) 808-1819.

                      OUTSTANDING SHARES AND VOTING RIGHTS

Only stockholders of record at the close of business on August 10, 1999 are entitled to receive notice of, and vote at the Annual Meeting. As of August 10, 1999, the number and class of stock outstanding and entitled to vote at the meeting was 3,762,787 shares of common stock, no par value per share ("Common Stock"). Each share of Common Stock is entitled to one vote on each matter. No other class of securities will be entitled to vote at the meeting. There are no cumulative voting rights.

The nominees receiving the highest number of votes cast by the holders of Common Stock will be elected as directors of the Company. The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal Nos. 2 and 3. A quorum is representation in person or by proxy at the Annual Meeting of a majority of the outstanding shares of the Company.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the meeting, who will also determine whether or not a quorum is present. The inspectors of election will treat abstentions, as well as shares represented by proxies submitted by brokers who indicate that they do not have authority to vote on a particular matter as shares that are present for purposes of deterring the presence of a quorum, but as unvoted (i.e., not cast) for purposes of determining their approval of the particular matter in question.

                            PROPOSALS TO SHAREHOLDERS
                            -------------------------

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

Each nominee to the Board of Directors will serve for a term of three (3) years, or until his earlier resignation, removal from office, death or incapacity.

Unless otherwise specified, the enclosed proxy will be voted in favor of the election of Damon Germanton and Steve Petrucelli. Information is furnished below with respect to each nominee.

The following information with respect to the principal occupation or employment of the nominees, the name and principal business of the corporation or other organization in which such occupation or employment is carried on and other affiliations and business experience during the past five years has been furnished to the Company by the respective nominee:

DAMON GERMANTON, (56) has been a Director and an executive officer since founding the Company in 1981. Previously, Mr. Germanton obtained sixteen years experience in military and aerospace applications of micromachined sensor technology as an engineer and operations manager. In addition to serving as Chief Operating Officer, Mr. Germanton is the Company's chief technologist and Managing Director of its Asian operations. Mr. Germanton, who holds seven patents and a B.S. in Engineering from Fairleigh Dickinson University, serves on the Board's Operations Committee.

STEVEN P. PETRUCELLI, (47) who was elected a Director on June 15, 1992, consults in electronic and medical technology and, since 1979, has been an Assistant Professor at Rutgers University in the Biomedical and Electrical Engineering Departments. Dr. Petrucelli joined the Company's staff in 1991 and previously consulted for the Company. Dr. Petrucelli chairs the Board's Operations
Committee  and  serves  on  its  Audit  Committee.




THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE-NAMED NOMINEES AS DIRECTORS OF THE COMPANY.

                          DIRECTORS AND EXECUTIVE OFFICERS

The  current  executive  officers and directors of the Company are set forth below:


NAME                  AGE          POSITIONS AND OFFICES            DIRECTOR SINCE
--------------------  ---  --------------------------------------  ----------------
Joseph R. Mallon Jr.   54  Chief Executive Officer                 April 1, 1992
                           Director and Chairman

Damon Germanton        56  President, Chief Operating Officer      March 5, 1981
                           Secretary and Director

John D. Arnold         45  Director                                June 19, 1995

Theodore Coburn        46  Director                                October 20, 1995

Steven Petrucelli      47  Director                                June 15, 1992

Dan Samuel             74  Director                                October 27, 1994

Mark W. Cappiello      45  Vice President of Sales and Marketing   N/A

Kirk J. Dischino       40  Chief Financial Officer, Treasurer and  N/A
                           Assistant Secretary

Biographical information about current Directors and Executive Officers follows:

JOSEPH R. MALLON JR.,(54) who has served as a Director since April 1, 1992, became the Company's President, Chief Executive Officer and Chairman of the Board on April 1, 1995. Mr. Mallon has over thirty years experience in electronic sensor technology. He is a recognized pioneer in micromachining (the three-dimensional sculpting of silicon), having published 50 technical papers and having been awarded 40 patents. In October 1985, Mr. Mallon co-founded
NovaSensor,  where  he served as           Co-President and a Director until its
acquisition by Lucas Industries, Inc., a United States subsidiary of Lucas Industries plc. of the United Kingdom, in January 1990. From that time until his departure in January 1993, Mr. Mallon was the Executive Vice President and a Director of Lucas NovaSensor. Thereafter, until his appointment as President, Chief Executive Officer and Chairman of the Board, Mr. Mallon pursued a Ph.D. EE. program at Stanford University. Mr. Mallon serves on the Board's Operations Committee.

JOHN D. ARNOLD, (45) was appointed to the Board on June 19, 1995. Mr. Arnold has been in private law practice since 1989, primarily focusing on relationships between United States technology companies and Asian manufacturers. Before 1989, Mr. Arnold was employed with the law firm of Wilson, Sonsini, Goodrich & Rosati in Palo Alto, California and prior thereto with Foley & Lardner in Milwaukee, Wisconsin. Mr. Arnold serves on the Board's Compensation, Audit and Governance Committees.

THEODORE J. COBURN, (46) elected to the Board on October 20, 1995, has been a Partner of Brown, Coburn & Co., a financial consulting firm, since 1991. From 1986 until 1991, he was a Managing Director of Global Equity Transactions and a member of the Board of Directors of Prudential Securities. From 1983 to 1986, Mr. Coburn served as Managing Director of Merrill Lynch Capital Markets. Mr. Coburn holds a B.S. from the University of Virginia, an M.B.A. from the Columbia University Graduate School of Business and masters degrees from Harvard University's Graduate School of Education and its Divinity School. Mr. Coburn serves as a Director of Nicholas-Applegate Growth Equity Fund, Dresdner Banks Emerging Germany Fund, Video Update, Inc, and Ariel Corporation. Mr. Coburn serves on the Board's Audit, Compensation and Governance Committees.

DAMON GERMANTON, (56) has been a Director and an executive officer since founding the Company in 1981. Previously, Mr. Germanton obtained sixteen years experience in military and aerospace applications of micromachined sensor technology as an engineer and operations manager. In addition to serving as Chief Operating Officer, Mr. Germanton is the Company's chief technologist and Managing Director of its Asian operations. Mr. Germanton, who holds seven patents and a B.S. in Engineering from Fairleigh Dickinson University, serves on the Board's Operations Committee.

STEVEN P. PETRUCELLI, (47) who was elected a Director on June 15, 1992, consults in electronic and medical technology and, since 1979, has been an Assistant Professor at Rutgers University in the Biomedical and Electrical Engineering Departments. Dr. Petrucelli joined the Company's staff in 1991 and previously consulted for the Company. Dr. Petrucelli chairs the Board's Operations
Committee  and  serves  on  its  Audit  Committee.

THE HON. DAN J. SAMUEL, (74) who was elected a Director on October 27, 1994, has been a business consultant since his retirement in 1986. Previously, Mr. Samuel served as President and Chief Executive Officer of Shell International Petroleum, a subsidiary of the Royal Dutch/Shell Group of Companies. Mr. Samuel currently serves on the Boards of Directors of Canadian Overseas Packaging Industries and Witco Corporation. Mr. Samuel chairs the Board's Compensation Committee and serves on its Audit and Governance Committees.

MARK W. CAPPIELLO, (45) has served as Vice President of Sales and Marketing since January 1988. Mr. Cappiello has over twenty years experience in international consumer products marketing, eighteen of which have been in the scale industry. Mr. Cappiello previously was employed by Terraillon S.A. (a French manufacturer and distributor of scales and balance products) and Borg-Erickson Corporation. Mr. Cappiello received a B.A. in Business from the University of Connecticut.

KIRK J. DISCHINO, (40) has served as Chief Financial Officer since he joined the Company in February, 1998. Before joining the Company, Mr. Dischino had been employed since 1984, by Materials Research Corporation, an international manufacturer of high technology semiconductor process equipment. He held various financial positions, ending as Vice President and Controller. Previous to Materials Research Corporation, Mr. Dischino was employed by Arthur Andersen & Co. A Certified Public Accountant, Mr. Dischino received a B.S. in Accounting and Finance from Lehigh University.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

To the Company's knowledge, based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company, there were no late reports required by Section 16(a) of the Exchange Act, nor were there any transactions that were not reported on a timely basis, as disclosed in these Forms, during the fiscal year ended March 31, 1999. To the Company's knowledge, based solely upon review of such forms or upon written representations that no other reports were required, there was one known failures to file required Forms on a timely basis. Mr. Ted Coburn filed a Form 4 related to sale of Common Stock late. The form was required to be filed on March 10, 1999 and such form was actually filed March 31, 1999.

                      INFORMATION CONCERNING BOARD MEETINGS

The Board of Directors met five times during the Fiscal 1999. The Company's Audit, Operations, Governance, and Compensation Committees met once each during Fiscal 1999. Each of the incumbent directors attended at least 75% of the meetings of the Board and of those committees on which he served.

                 INFORMATION CONCERNING COMMITTEES OF THE BOARD

The Board of Directors maintains (i) an Audit Committee consisting of John Arnold, The Hon. Dan J. Samuel, Steven Petrucelli and Theodore J. Coburn, which requests and receives information and reports from management, outside counsel and the Company's independent auditing firm. The Committee utilizes this information for review and discussion of the auditing, internal control, financial reporting and compliance activities of the Company and its subsidiaries; (ii) a Compensation Committee consisting of The Hon. Dan J. Samuel, John D. Arnold and Theodore J. Coburn. The Compensation Committee establishes and executes compensation policy and programs for the Company's executives; (iii) an Operations Committee consisting of Joseph R. Mallon Jr., Damon Germanton and Steven P. Petrucelli. The Operations Committee monitors the operations of the Company and its subsidiaries and makes recommendations to the Board when necessary; and (iv) a Governance Committee consisting of John D. Arnold, The Hon. Dan J. Samuel and Theodore J. Coburn. The Governance Committee is responsible for reviewing the composition of, and procedures used by, the Board and its Committees and to provide any recommendations as to procedures, protocol and mission of each as it may deem appropriate. The Board of Directors does not maintain a nominating committee.

                             EXECUTIVE COMPENSATION

The following pages contain the Company's Summary Compensation Table and Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table for the fiscal year ended March 31, 1999, and the Performance Line Graph for the five years then ended. For the year ended March 31, 1999, no stock options were granted to officers, none were repriced, nor were there any long-term incentive plan ("LTIP") awards. The Company has never granted stock appreciation rights, nor does it have a defined benefit or actuarial pension plan.

The Performance Line Graph includes two peer groups of publicly held companies with standard industrial classifications ("SIC") appropriate for the Company's two business segments. The peer group for the Company's consumer products segment (SIC 3634) consists of Advanced Products & Techs, Inc., Beverly Hills Fan Co., Creative Technologies Corporation, Helen of Troy Corporation Ltd., National Presto Industrial, Inc., Rival Company, Salton Inc., Sunbeam Corporation, and Windmere-Durable Holdings. The peer group for the Company's Sensor products segment (SIC 3823) consists of Aavid Thermal Technologies, Advanced Machine Vision Corporation, Angstrom Technologies Inc., Arizona Instrument Corporation, Astrosystems Inc., BEI Technologies, Inc., Cognex Corporation, Columbia Scientific Industries, Cvd Equipment Corp., Daniel Industries, Dionex Corporation, Electro-Sensors Inc, Emerson Electric Company, Engineering Measurements Company, Envirometrics Inc., Esterline Technologies Corp, Franklin Telecom Corp., Haber Inc., Hurco Companies Inc., Industrial Technologies Inc., Isco Inc., K-tron International Inc., Medar Inc., Metrika Inc., Mikron Instrument Company, MKS Instruments Inc., Moore Products Company, Ohmart Corp., Pollution Research and Control, PPT Vision Inc., Robotic Vision Systems Inc., Schmitt Industries Inc., Securfone America Inc., Sensar Corp., Sentex Sensing Technologies, SI Technologies, Smartire Sys Inc., Socrates Technologies Corp., Thermedics Detection Inc., TSI Inc., Winland Electrics Inc., and Xedar Corp.

Non-officer Directors receive $2,500 for attendance at each regularly scheduled Board meeting and a $5,000 annual retainer, paid in two equal semi-annual installments. Additionally, each non-officer Director is granted an option to purchase 10,000 common shares at market value for the first year of service and an option to purchase 5,000 common shares at market value for each succeeding year of service. Non-officer Directors are paid $500 for attending ($600 for chairing) each Committee meeting. Non-employee Directors do not receive retirement or other fringe benefits.

Certain non-officer Directors who render other services to the Company receive additional compensation. Dr. Petrucelli devoted a portion of his activities to the Company for an annual salary of $75,765. Additionally, the Company provided $20,571 in annual support to the gifts and grants program of the Biomedical Engineering Department at Rutgers University's College of Engineering, where Dr. Petrucelli also has employment. The Company also provided part-time employment as an engineer to Dr. Petrucelli's colleague at the College of Engineering for an annual salary of $47,411. Additional compensation paid to Messrs. Arnold and Coburn, who serve on the Board's Compensation Committee, is described below under "Compensation Committee Interlocks and Insider Participation."

Mr. Mallon, the Company's Chief Executive Officer, President, Chairman of the Board and a shareholder, is compensated pursuant to an arrangement approved by the Board in April 1995. The arrangement, effective April 1, 1995, provided for a minimum annual salary of $100,000 for the year ended March 31, 1996, which the Board increased to $200,000 for the year ended March 31, 1999. Mr. Mallon's salary is subject to merit increases and he may receive bonuses, in each case as recommended by the Board's Compensation Committee, and an annual automobile allowance of $11,000.

Mr. Germanton, the Company's President, Chief Operating Officer, Secretary and a shareholder, is compensated pursuant to an employment agreement expiring on March 31, 2000. The agreement provides for a minimum annual salary of $170,000, which the board increased to $200,000 for the year ending March 31, 1999. Mr. Germanton's salary is subject to merit increases and he may receive bonuses, in each case as recommended by the Board's Compensation Committee, and an annual automobile allowance of $11,000. Additionally, the Company reimburses Mr. Germanton for certain long-term disability income insurance premiums for which the Company is not a beneficiary (amounting to $3,673 for Fiscal 1999) and for overseas living expenses relating to his assignments in China and Hong Kong. Pursuant to the agreement, the Company would become obligated to pay a severance benefit of approximately one year's salary, computed based on the average annual compensation for the latest three years of employment, if the Board were to decline to renew the agreement.

The Company provides Mr. Cappiello, the Company's Vice President of Sales and Marketing, and Mr. Dischino, the Company's Chief Financial Officer, an annual automobile allowance of $11,000.

Certain additional compensation paid to officers is described below under "Certain Relationships and Related Transactions."

Officers'  and  Directors'  expense  reimbursements  are  reviewed  by the Chief
Executive  Officer,  whose  expense  reimbursements  are  reviewed  by the Chief
Financial Officer. During Fiscal 1999, the Company did not make any loans to officers or Directors, nor has the Company guaranteed officers' or Directors' borrowings.

Officers' retirement benefits consist solely of those provided under the Company's defined contribution plan, established under section 401(k) of the Internal Revenue Code, which complies with applicable laws and regulations.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee for the year ended March 31, 1999 were Mr. Samuel (Chairman), Mr. Arnold, and Mr. Coburn. The Company has not employed these Committee members at any time, nor has any member of the Compensation Committee or the Board been an officer of any for-profit entity whose compensation committee or board of directors included officers of the Company. For the year ended March 31, 1999, Mr. Arnold provided legal services to the Company for fees approximating $32,526. Management and Advisory consulting fees in connection with the acquisition of the PiezoSensors Division of AMP Inc amounting to $128,650 were paid to Brown & Coburn of which Mr. Coburn is a partner.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee's policies are intended to attract and retain talented executives, motivate attainment of strategic objectives, and align executives' interests with those of shareholders. Pursuant to the Committee's recommendations, the Board approves officers' base salaries, salary increases, bonuses, stock option grants and, where applicable, employment contracts and severance payments. A significant amount of an officer's yearly compensation is based upon the Company's performance for the fiscal year and over time.

The Committee seeks to offer competitive compensation packages that are consistent with market, and industry practices, based on input from the Chief Executive Officer with reference to a periodic surveys of similar-sized companies in similar industries. The Fiscal 1999 average base compensation for the Company's officers is intended to be competitive with salaries paid to similarly situated executives. The Fiscal 1999 average base salaries of the Company's officers, excluding the Chief Executive Officer, increased 4 percent over fiscal 1998 base salaries.

Annual bonus maximums are intended to be competitive with those available to similarly situated executives and provide for a significant performance incentive. The Chief Executive Officer recommends awards to the Compensation Committee with reference to the level of achievement of corporate and individual objectives. Corporate objectives are measured by sales increases, net income, and other goals determined annually. Individual objectives are intended to be objectives that are under the respective officers' direct control. The Board retains the right to make discretionary adjustments it deems appropriate. Bonus awards for Fiscal 1999 were approximately $585,000 for all employees.

Officers' eligibility for stock option grants, and the frequency and size of such grants, are intended to be competitive with observed market practices for similarly situated executives and encourage increased shareholder value. No stock options were granted to officers for the fiscal year ended March 31, 1999. The Company's stock option plan complies with applicable laws and regulations, permitting the Company to deduct for federal income tax purposes the cost of any compensation arising thereunder relating to Internal Revenue Code section 162(m). At present, the Company has no other compensation programs nor policies that could give rise to compensation to an officer in excess of $1 million a year.

With the exception of Mr. Germanton, the Company has no formal executive severance pay policy. Severance pay and non-monetary severance benefits are determined as appropriate with reference to observed market practice, length of service and reason for termination.

The Committee's policies for compensating the Chief Executive Officer are intended to provide significant annual and long-term performance incentives. The Committee seeks to provide the Chief Executive Officer with a base salary which is intended to be competitive with salaries paid to similarly situated chief executives. The committee recommended the Chief Executive Officer's base salary be increased from $190,000 to $200,000 for Fiscal 1999. The Chief Executive Officer's annual bonus maximum is set at 40 percent of his base salary, which is intended to provide a significant annual performance incentive to attain corporate objectives. For Fiscal 1999, the Committee recommended a bonus of $72,000.

The Board neither rejected, nor did it materially modify, any action or recommendation of the Committee.

                               The  Honorable  Dan  J.  Samuel,  Chairman
                               John  D.  Arnold,  Member
                               Theodore  J.  Coburn,  Member

                                              EXECUTIVE COMPENSATION
                                            SUMMARY COMPENSATION TABLE

                                                  Annual Compensation(1)                    Long Term Compensation
                              ------------------------------------------          --------------------------------
Name and                           Year ended                          Other Annual     Option      All other
Principal Position                 March 31,   Salary($)  Bonus($)  Compensation($)(2)  Awards  Compensation($)(3)
---------------------------------  ----------  ---------  --------  ------------------  ------  ------------------
Joseph R. Mallon Jr.                     1999    200,000    72,000              14,673                       2,000
  Chief Executive Officer                1998    190,000    38,000              14,673                       2,000
  Chairman                               1997    170,000    36,300              11,000                       2,000

Damon Germanton                          1999    200,000    72,000              14,673                       2,000
    President, Chief                     1998    190,000    38,000              14,673                       2,000
    Operating Officer                    1997    170,000    36,300              14,673                       2,000
    and Secretary

Mark Cappiello                           1999    152,500    41,175              11,000                       2,000
     Vice President of                   1998    145,000    22,000              11,000                       2,000
      Sales & Marketing                  1997    120,000    19,300               6,830                       2,000

Kirk J. Dischino                         1999    135,000    36,450              11,000                       1,350
  Chief Financial Officer,               1998     16,900     5,000               1,375  50,000                   0
   Treasurer, and Asst. Secretary

(1)  Amounts  exclude  payments  of  overseas  living  expenses  relating  to  Mr. Germanton's China and Hong Kong assignments.
(2)  Prequisites  did  not  exceed  the  lesser of $50,000 or 10% of each officer's salary and bonus. Mr. Mallon's perquisites  consist  of  an automobile allowance of $11,000 for each year, and $3,673 of payments in lieu of company  paid  long-term  disability  income  insurance  for  each of Fiscal 1999 and 1998.  Mr.  Germanton's perquisites  consist of an automobile allowance of $11,000 for each of Fiscal 1999 and 1998, payments for the personal use of his automobile for previous years $9,748 for 1997, and long-term  disability income insurance premiums  for  Mr.  Germanton's  benefit  ($3,673  for  each  year).  Mr.  Cappiello's perquisites consist an automobile allowance, for each of Fiscal 1999 and 1998 of $11,000, and the cost  of  providing  an automobile
     (excluding  Company-paid  insurance)  for  Mr.  Cappiello's  personal  use  of  $6,830  for  Fiscal  1997.
(3)  All  Other  Compensation  consists  of  the  Company's  annual  contributions  to a defined contribution plan established  under  Section  401(k)  of  the  Internal  Revenue  Code.

YEAR END OPTION TABLE. The following table sets forth certain information regarding the stock options held as of March 31, 1999 by the individuals named in the above Summary Compensation Table.

                             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                    AND FISCAL YEAR-END OPTION VALUE

                                                                                 Value of Unexercised
                                             Securities Underlying Unexercised   In-the-Money-Options
                      Shares Acquired   Value      at Fiscal Year End(#)        at Fiscal Year End (1)
                                                 --------------------------  ----------------------------
          Name        on excise (#)    Realized  Exercisable  Unexercisable  Exercisable   Unexercisable
--------------------  ---------------  --------  -----------  -------------  ------------  --------------
Joseph R. Mallon Jr.               --        --      106,000         48,000  $    415,500  $      126,000

Damon Germanton                    --        --       25,000             --        69,938              --

Mark Cappiello                     --        --      140,000         10,000       641,250          40,000

Kirk J. Dischino                   --        --       10,000         40,000        40,000         160,000

(1)     Intrinsic  value,  if any, based on the excess of the closing price of the Common Stock at March
31,  1999  ($7.50)  over  the  exercise  price  of  the  options.

                                PERFORMANCE CHART
                TOTAL SHAREHOLDER RETURNS - DIVIDENDS REINVESTED
                         FIVE YEARS ENDED MARCH 31, 1999


                                        CUMULATIVE TOTAL RETURN
                                   ----------------------------------
                                   3/94  3/95  3/96  3/97  3/98  3/99
                                   ----  ----  ----  ----  ----  ----
Measurement Specialties, Inc. . .   100   116   100   100   100   188
Peer group SIC 3823 - Industrial
Instruments For Measurement,
Display and Control Of Processing   100   115   147   164   236   196
Peer group SIC 3634 - Electric
Houseware and Fan manufacturing .   100   119    96   155   230    55
S & P Small Cap 600 . . . . . . .   100   105   138   150   221   186

1995  STOCK  OPTION  PLAN

The Company's 1995 Stock Option Plan (the "1995 Plan'') and its predecessor plan provide for the grant of options to employees, directors, officers and consultants of the Company for the purchase of up to an aggregate of 914,000 shares of Common Stock. The 1995 Plan is administered by the Compensation Committee of the Board of Directors, which has complete discretion to select eligible individuals to receive options and to establish the terms of option grants. The number of shares of Common Stock available for grant under the 1995 Plan is subject to adjustment for changes in capital-ization. At March 31, 1999, there were 914,000 common shares underlying outstanding options under the 1995 Plan.

1998  STOCK  OPTION  PLAN

On October 19, 1998 the Board of Directors approved, subject to shareholder approval prior to October 19, 1999 (see proposal 2) the 1998 Stock Option Plan (the "1998 Plan"). The 1998 Plan provides for granting of options to purchase up to 750,000 shares of Common Stock until its expiration on October 19, 2008. Shares issuable under 1998 Plan grants which expire or otherwise terminate without being exercised become available for later issuance. The aggregate number of shares available for grants of options under the 1998 Plan as of March 31, 1999 were 683,500 with of 66,500 shares issuable upon exercise of options at March 31, 1999.

401(K)  PLAN

The Company established its Saving Plan for Employees of Measurement Specialties, Inc. (the "401(k) Plan") effective April 1, 1993. All full time employees of the Company are eligible to participate in the 401(k) Plan, as amended, following three months of employment. Subject to certain limitations imposed by federal tax laws, participants are eligible to contribute up to 15% of their salary (including bonuses and/or commissions) per annum. Participants' contributions to the 401(k) Plan may be matched by the Company at a rate determined annually by the Board of Directors. Each participant immediately vests in his or her deferred salary contributions, while Company contributions will vest over five years. In Fiscal 1999 the Company provided aggregate matching contributions approximating $78,000 for all employees.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At April 30, 1999, securities owned by Directors, executive officers and beneficial owners of more than five percent of each class of the Company's voting securities were:

                      NAME AND ADDRESS          NUMBER OF SHARES     PERCENT
TITLE OF CLASS       OF BENEFICIAL OWNER       BENEFICIALLY OWNED   OF CLASS
--------------  -----------------------------  -------------------  ---------
Common stock,   Joseph R. Mallon Jr.                    279,500(1)       7.1%
no par value    Measurement Specialties, Inc.
                80 Little Falls Road
                Fairfield, NJ 07004

                John D. Arnold                           21,500(2)        (3)
                104 Highland Terrace
                Woodside, CA 94062

                Theodore J. Coburn                        5,000(4)        (3)
                116 East 68th Street
                New York, New York 10021

                Damon Germanton                         371,631(5)       9.2%
                Measurement Specialties, Inc.
                80 Little Falls Road
                Fairfield, NJ 07004

                Steven P. Petrucelli                     45,500(6)        (3)
                26 North Main Street
                Cranbury, NJ08512

                Hon. Dan J. Samuel                       16,500(2)        (3)
                154 Hillspoint Road
                Westport, CT 06880

(1) Includes ownership of options, exercisable within 60 days after April 30, 1999, to purchase 130,000 common shares.
(2) Includes ownership of options by each director, exercisable within 60 days after April 30, 1999, to purchase 12,500 common shares.
(3) Percentage of shares beneficially owned does not exceed one percent of the class.
(4) Includes ownership of presently exercisable options to purchase 5,000 common shares.
(5) Includes ownership of presently exercisable options to purchase 25,000 common shares; excludes ownership by Mr. Germanton's daughter of 18,545 common shares, of which Mr. Germanton disclaims beneficial ownership.
(6) Includes ownership of presently exercisable options to purchase 45,500 common shares.

                       NAME AND ADDRESS           NUMBER OF SHARES     PERCENT
TITLE OF CLASS        OF BENEFICIAL OWNER        BENEFICIALLY OWNED   OF CLASS
--------------  -------------------------------  -------------------  ---------
Common stock,   Mark W. Cappiello                        140,000 (7)       3.7%
no par value    Measurement Specialties, Inc.
                80 Little Falls Road
                Fairfield, NJ 07004

                Kirk J. Dischino                          12,000 (8)        (3)
                Measurement Specialties, Inc.
                80 Little Falls Road
                Fairfield, NJ 07004

                Current Officers and Directors
                as a group (8 persons)                 1,048,109 (9)      19.6%

(7) Includes ownership of presently exercisable options to purchase 140,000 common shares.
(8)  Includes ownership to exercisable options to purchase 10,000 common shares.
(9) Includes ownership of Messrs. Mallon, Arnold, Coburn, Germanton, Petrucelli, Samuel, Cappiello, and Dischino of exercisable options, mentioned above, for an aggregate of 380,500 common shares

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

JL sublets a residence used by employees in China from Damon Germanton, an officer and Director, under a month-to-month arrangement. Rent expense for Fiscal 1999 approximated $ 6,000.

                                 PROPOSAL NO. 2

                        PROPOSAL TO APPROVE THE COMPANY'S
                         1998 EMPLOYEE STOCK OPTION PLAN

On October 19, 1998, the Board of Directors of the Company adopted the 1998 Stock Option Plan ("1998 Plan"). The 1998 Plan is intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended. Implementation of the Plan is subject to the approval by the Shareholders at the Annual Meeting. The 1998 Plan provides for the issuance of up to 750,000 employee stock options over a ten year period commencing October 19, 1998.

Employees eligible for participation in the 1998 Plan consist of the employees of the company, key consultants or professionals and non-employee directors of the Company and its subsidiaries (collectively and individually "employees"). Once the 1998 Plan has been approved by the Shareholders, the Board of Directors will have the ability to grant the Options among the various eligible Employees at the Board's discretion.

The Board of Directors believes that its ability to grant Options under the 1998 Plan will advance the interests of the Company by strengthening its ability to attract and retain people of desired training, experience and ability, and to furnish additional incentives to its eligible employees upon whose judgment, initiative and efforts the Company is largely dependent for the successful conduct of its operations. The granting of Options is a key component of the Company's acquisition strategy. The benefits and amounts payable pursuant to the 1998 Plan to the persons named under the caption are not determinable, owing to the discretionary nature of the awards to be granted under the 1998 Plan and in light of the fact that no stock options were granted to officers during the fiscal year ended March 31, 1999.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF

The  essential  features  of  the  1998  Plan  are  outlined  below:

GENERAL

The 1998 Plan was adopted by the Board of Directors on October 19, 1998. The Board reserved a total of 750,000 shares of Common Stock for issuance under the
1998  Plan.   A  copy  of  the  Plan  is  annexed  hereto  as  Exhibit  A.

Options granted under the 1998 Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the
"Code") or nonstatutory options. See "Tax Information" below for information concerning the tax treatment of both incentive stock options and nonstatutory options.

The shareholders are requested in this Proposal to approve the terms of the 1998 Plan. Incentive stock options may not be granted under the 1998 Plan unless it is approved by the Company's shareholders within twelve months of its adoption. The affirmative vote of the holders of a majority of the shares present and entitled to vote at the Annual Meeting will be required to approve the 1998 Plan.

ADMINISTRATION

The 1998 Plan is administered by the Board of Directors of the Company (subject to delegation by the Board, as described below). The Board has the power to construe and interpret the 1998 Plan and, subject to the provisions of the 1998 Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option. The Board of Directors is authorized to delegate administration of the 1998 Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the 1998 Plan to the Compensation Committee of the Board. As used herein with respect to the 1998 Plan, the term "Board" refers to the Compensation Committee of the Board to the extent it is administrating the 1998 Plan.

The regulations under Section 162(m) require that the directors who serve as members of any Committee administering the 1998 Plan must be "outside directors". This limitation would exclude from the delegated Committee (i) current employees of the Company, (ii) former employees of the Company receiving compensation for past services (other than benefits under a tax-qualified pension plan), (iii) current and former officers of the Company, (iv) directors currently receiving direct and indirect remuneration from the Company in any capacity (other than as a director), unless any such person is otherwise considered an "outside director" for purposes of Section 162(m).

ELIGIBILITY

No incentive stock option may be granted under the 1998 Plan to any person who at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the 1998 Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its Affiliates) may not exceed $100,000. The foregoing limitation shall be modified from time to time to reflect any changes in Section 422 of the code and any regulations promulgated thereunder setting forth such limitations.

STOCK  SUBJECT  TO  THE  1998  PLAN

If options granted under the 1998 Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the 1998 Plan.

TERMS  OF  OPTIONS

The following is a description of the permissible terms of options under the 1998 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below:

EXERCISE PRICE; PAYMENT. The exercise price of incentive stock options under the 1998 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the 1998 Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. The exercise price of options granted under the 1998 Plan must be paid in cash at the time the option is exercised, by delivery of other Common Stock of the Company or by a combination of the two methods of payment.

OPTION EXERCISE. Options granted under the 1998 Plan may become exercisable in cumulative increments ("vest") as determined by the Board but no option shall be exercisable until one year after the date of grant. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

TERM. The maximum term of options under the 1998 Plan is ten years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the 1998 Plan terminate three months after the optionee ceases to be employed by or serve as a director or consultant to the Company or any affiliate of the Company, unless (a) the termination of such relationship is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination; (b) the optionee dies while employed by or serving as a director or consultant to the Company or any affiliate of the Company, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within one year of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise.

ADJUSTMENT  PROVISIONS

If there is any change in the stock subject to the 1998 Plan or subject to any option granted under the 1998 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure of otherwise), the 1998 Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan, the maximum number of shares which may be granted to any person during a calendar year, and the class, number of shares and price per share of stock subject to such outstanding options.

EFFECT  OF  CERTAIN  CORPORATE  EVENTS

In the case of (i) any merger, consolidation or combination of the Corporation with or into another corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in its outstanding Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof) or a sale of all or substantially all of the business or asset's of the Corporation or (ii) a Change in Control (as defined below) of the Corporation, each Option or SAR then outstanding for one year or more shall (unless the Board, or if so designated the Committee, determines otherwise), receive upon exercise of such Option or SAR an amount equal to the excess of the Fair Market Value on the date of such exercise of (a) the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a share of Common Stock, in the cases covered by clause (i) above, or (b) the final tender offer price in the case of a tender offer resulting in a Change in Control or (c) the value of the Common Stock covered by the Option or SAR as determined by the Board, or if so designated the Committee, in the case of a Change in Control by reason of any other event, over the exercise price of such Option, multiplied by the number of shares of Common Stock with respect to which such Option or SAR shall have been exercised provided that in each event the amount payable in the case of an Incentive Stock Option, shall be limited to the maximum permissible amount necessary to preserve the Incentive Stock Option status. Such amount may be payable fully in cash, fully in one or more of the kind or kinds or property payable in such merger, consolidation or combination, or partly in cash and partly in one or more such kind or kinds of property, all in the discretion of the Board or if so designated the Committee.

Any determination by the Board, or if so designated the Committee, made pursuant to this Section 8 may be made as to all outstanding Options and SARs or only as to certain Options and SARs specified by the Board, or if so designated the Committee and any such determination shall be made (a) in cases covered by clause (i) above, prior to the occurrence of such event, (b) in the event of a tender or exchange offer, prior to the purchase of any Common Stock pursuant thereto by the offeror and (c) in the case of a Change in Control by reason of any other event, just prior to or as soon as practicable after such Change in Control.

A "Change in Control" shall be deemed to have occurred if (a) any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall own beneficially 25 % or more of the Common Stock outstanding, or
(b) if following (i) a tender or exchange offer for voting securities of the Corporation, or (ii) a proxy contest for the election of directors of the Corporation, the persons who were directors of the Corporation immediately before the initiation of such event cease to constitute a majority of the Board of Directors of the Corporation upon the completion of such tender or exchange offer or proxy contest or within one year after such completion.

DURATION,  AMENDMENT  AND  TERMINATION

The Board may suspend or terminate the 1998 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1998 Plan will terminate on October 19, 2008.
The Board may also amend the 1998 Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (a) increase the number of shares reserved for options under the plan; (b) materially modify the requirements as to eligibility for participation under the plan; or (c) materially increase the benefits accruing to participants under the plan. The Board may submit any other amendment to the 1998 Plan for stockholder approval.

RESTRICTIONS  ON  TRANSFER

Under the 1998 Plan, an option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option may be exercised only by the optionee.

CERTAIN  FEDERAL  INCOME  TAX  INFORMATION

The  following  is  a description of the certain federal income tax information:

INCENTIVE STOCK OPTIONS. Incentive stock options under the 1998 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code. There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any. If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition the optionee will realize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the exercise price, or if a sale or exchange with respect to which a loss (if sustained) would be recognized to such individual, than the amount that is includible in the gross income of such individual, and the amount that is deductible from the income of his employer corporation as compensation attributable to the exercise of such option, shall not exceed the excess (if any) of the amount realized on such sale or exchange over the adjusted basis of such shares. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss which will be long-term or short-term depending on whether the stock was held for more than one year. Long term capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is currently 20 %, while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who are subject to Section 16(b) of Securities Exchange Act of l934, as amended (the "Exchange Act").

To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

NONSTATUTORY STOCK OPTIONS. Nonstatutory stock options granted under the 1998 Plan generally have the following federal income tax consequences. There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules apply to the optionees who are subject to Section 16(b) of the Exchange Act.

POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. The Company does not currently anticipate that Section 162(m) will be applicable to its operations. However, in the event that the Company determines that 162(m) may become applicable with respect to compensation to be paid to an officer of the Company, the Company may choose to administer the Plan and make grants under the Plan in a manner which would exempt compensation related to an option granted under the Plan exempt from the Section 162(m) limitation.

                                 PROPOSAL NO. 3

                      RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors has appointed the firm of Grant Thornton, LLP as independent auditors of the Company for fiscal year 2000 subject to ratification by the stockholders. Grant Thornton, LLP has served as the Company's independent auditors since 1992.

Audit services expected to be performed by Grant Thornton, LLP during fiscal year 2000 will consist of the audit of financial statements of the Company and its wholly owned subsidiaries. It is anticipated that a representative of Grant Thornton, LLP will be present at the Annual Meeting and will be given an opportunity to make a statement if he so desires and to respond to appropriate questions.

During the prior three years ended March 31, 1999, the Company has had no disagreements with the accountants on matters of accounting principles or practices, financial statement disclosures or auditing scope or procedure which, if not resolved to their accountant's satisfaction, would have caused them to make reference to such matters in their reports.

The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal No. 3. Under New Jersey law, there are no rights of appraisal or dissenter's rights which arise as a result of a vote to ratify the selection of auditor's.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                             STOCKHOLDERS' PROPOSALS

It is anticipated that the Company's 2000 Annual Meeting of Stockholders will be held in September 2000. Stockholders who seek to present proposals at the Company's next Annual Meeting of Stockholders must submit their proposals to the Secretary of the Company on or before May 31, 2000. Pursuant to amended SEC Rule 14a-4(c)(1), the Company shall exercise discretionary voting authority at the 1999 Annual Meeting to the extent conferred by proxy with respect to shareholder proposals as to which notice was received by the Company after July 1, 1999.

                                     GENERAL

Unless contrary instructions are indicated on the proxy, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR Proposal Nos. 1, 2 and 3.

The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of Common Stock will be voted in accordance with the specification so made.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, OR FOLLOW THE INSTRUCTIONS FOR TELEPHONE OR INTERNET VOTING, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.


                                          By  Order  of  the Board of Directors,


                                          Damon  Germanton,  Secretary



Fairfield,  New  Jersey
August  6,  1999

EXHIBIT  A


                           EMPLOYEE STOCK OPTION PLAN
                          MEASUREMENT SPECIALTIES, INC.
                             1998 STOCK OPTION PLAN


1.     PURPOSE

The purpose of the 1998 Stock Option Plan ("Plan") is to provide a method whereby selected key employees, consultants, professionals and non-employee directors of Measurement Specialties, Inc. ("Corporation") and its subsidiaries may have the opportunity to invest in shares of the Corporation's Common Stock ("Common Stock" or "Shares"), thereby giving them a proprietary and vested interest in the growth and performance of the Corporation, and in general, generating an increased incentive to contribute to the Corporation's future success and prosperity, thus enhancing the value of the Corporation for the benefit of shareholders. Further, the Plan is designed to enhance the Corporation's ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth, and profitability of the Corporation depends.

2.     ADMINISTRATION

The Plan shall be administered by the Corporation's Board of Directors ("Board") or if so designated by resolution of the Board by a Committee composed of not less than two individuals ("Committee"). From time to time the Board, or if so designated the Committee, may grant stock options ("Stock Options" or "Options") to such eligible parties and for such number of Shares as it in its sole discretion may determine. A grant in any year to an eligible Employee (as defined in Section 3 below) shall neither guarantee nor preclude a grant to such Employee in subsequent years. Subject to the provisions of the Plan, the Board, shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of the Option agreement described in Section 5(h.) thereof to make all other determinations necessary or advisable for the administration of the Plan. The Board, or if so designated the Committee, may correct any defect, supply any omissions or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem desirable. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The validity, construction, and effect of Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New Jersey.

3.     ELIGIBILITY

The class of employees eligible to participate under the Plan shall include, employees of the Corporation, key consultants or professionals and non-employee directors of the Company and its subsidiaries (collectively and individually, "Employees"). Nothing in the Plan or in any agreement thereunder shall confer any right on an Employee or key vendor of goods and services to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation or its subsidiaries, as the case may be, to terminate his employment at any time.

4.     SHARES  SUBJECT  TO  THE  PLAN

Subject to adjustment as provided in Section 7, an aggregate of shares of Common Stock shall be available for issuance under the Plan. The shares of Common Stock deliverable upon the exercise of Options may be made available from authorized but unissued Shares or Shares reacquired by the Corporation, including Shares purchased in the open market or in private transactions. If any Option granted under the Plan shall terminate for any reason without having been exercised or settled in Common Stock or in cash pursuant to related Common Stock appreciation rights, the Shares subject to, but not delivered under, such Option shall be available for other Options.

5.     GRANT  TERM  AND  CONDITIONS  OF  OPTIONS

The Board or if so designated the Committee, may from time to time after consultation with management select employees to whom Stock Options shall be granted. The Options granted may be incentive Stock Options ("Incentive Stock Options") within the meaningor Section 422 of the Internal Revenue Code, as amended (the "Code"), or non-statutory; Stock Options ("Non-statutory Stock Options"), whichever the Board, or if so designated the Committee-, shall determine, subject to the following terms and conditions:

(a)     Price  -  The  purchase price per share of Common Stock deliverable upon
        -----
exercise of each Incentive Stock Option shall not be less than 100 percent of the Fair Market Value of the Common Stock on the date such Option is granted. Provided, however, that if an Incentive Stock Option is issued to an individual who owns, at the time of grant, more than ten percent (10%) of the total combined voting power of all classes of the Company's Common Stock, the exercise price of such Option shall be at least 110 % of the Fair Market Value of the Common Stock on the date of grant and the term of the Option shall not exceed five years from the date of grant. The Option price of Shares subject to Non-statutory Stock Options shall be determined by the Board of Directors or Committee in its absolute discretion at the time of grant of such. Option, provided that such price shall not be less than 85% ; of the Fair Market Value of the Common Stock at the time of grant. For purposes of this plan, Fair Market Value shall be: (i) the average of the closing Bid and Ask prices for the Common Stock on the date in question.

(b)     Payment  -  Options  may  be exercised only upon payment of the purchase
        -------
price thereof in full. Such payment shall be made in such form of consideration as the Board or Committee determines and may vary for each Option. Payment may consist of cash, check, notes, delivery of shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price, or any combination of such methods or other means of payment permitted under the New Jersey Business Corporation Act.

(c)     Term  of  Options  -  The term during which each Option may be exercised
        -----------------
shall be determined by the Board, or if so designated the Committee, provided that an Incentive Stock Option shall not be exercisable in whole or in-part more than 10 years from the date it is granted. All rights to purchase Common Stock pursuant to an Option shall, unless sooner terminated, expire at the date designated by the Board or, if so designated the Committee.

The Board, or if so designated the Committee, shall determine the date on which each Option shall become exercisable and may provide that an Option shall become exercisable in installments. The Shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable, except that the exercise, of Incentive Stock Options shall be further restricted as set forth herein. The Board, or if so designated the Committee, may in its sole discretion, accelerate the time at which any Option may be exercised in whole or in part, provided that no Option shall be exercisable until one year after grant.

(d)     Limitations  on  Grants - The aggregate Fair Market Value (determined at
        -----------------------
the time the Option is granted) of the Common Stock with respect to which the Incentive Stock Option is exercisable for the first time by an Optionee during any calendar year (under all plans of the Company and its parent or any subsidiary of the Corporation) shall not exceed $100,000. The foregoing limitation shall be modified from time to time to reflect any changes in Section 422 of the Code and any regulations promulgated thereunder setting forth such limitations.

(e)     Termination  of  Employment
        ---------------------------

(i) If the employment of an Employee by the Company or a subsidiary corporation of the Company shall be terminated voluntarily by the Employee or for cause by the Company, then his Option shall expire forthwith. Except as provided in subparagraphs (ii) and (iii) of this Paragraph (e), if such employment shall terminate for any other reason, then such Option may be exercised at any time within three (3) months after such termination, subject to the provisions of subparagraph (iv) of this Paragraph (e). For purposes of this subparagraph, an employee who leaves the employ of the Company to become an employee of a subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization, etc., shall not be considered to have terminated his employment.

(ii) If the holder of an Option under the Plan dies (a) while employed by, or while serving as a non-employee Director for, the Company or a subsidiary corporation of the Company, or (b) within three (3) months after the termination of his employment or services other than voluntarily by the employee or non-employee Director, or for cause, then such Option may, subject to the provisions of subparagraph (iv) of this Paragraph(e), be exercised by the estate of the employee or non-employee Director or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such employee or non-employee Director at any time within one (1) year after such death.

(iii) If the holder of option under the Plan ceases employment because of permanent or total disability (within the meaning of Section 22 (e) (3) of the Code) while employed by the Company or a subsidiary corporation of the Company, then such Option may, subject to the provisions of subparagraph (IV) of this paragraph e, be exercised at any time within one year after his termination of employment due to disability.

(iv) An Option may not be exercised pursuant to this Paragraph (e), except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of directorship, or death, and in any event may not be exercised after the expiration of the Option. For purpose of this Paragraph (e), the employment relationship of an employee of the Company or of a subsidiary corporation of the company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety
(90) days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

(f)     Nontransferability  of  Options  -  No Option shall be transferable by a
        -------------------------------
Holder otherwise than by will or the laws of descent and distribution, and during the Lifetime of the Employee to whom an Option is granted it may be exercised only by the employee, his guardian or legal representative if permitted by Section 422 and related sections of the Code and any regulations promulgated thereunder.

(g)     Listing  and  Registration  -  Each  Option  shall  be  subject  to  the
        --------------------------
requirement that if at any time the Board, or if so designated the Committee, shall determine, in its discretion, the listing, registration or qualification of the Common Stock subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of Shares thereunder, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board, or if so designated the Committee.

(h)     Option  Agreement  -  Each  Employee  to whom an Option is granted shall
        -----------------
enter into an agreement with the Corporation which shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Board, or if so designated the Committee.

(i)     Withholding - Prior to the delivery of certificates for shares of Common
        -----------
Stock the Corporation or a subsidiary shall have the right to require a payment from an Employee to cover any applicable withholding or other employment taxes due upon the exercise of an Option. An Optionee may make such payment either (i) in cash, (ii) by authorizing the Company to withhold a portion of the stock otherwise issuable to the Optionee, (iii) by delivering already-owned Common Stock, or (iv) by any combination of these means.

6.  STOCK  APPRECIATION  RIGHTS

The Board or Committee may grant stock appreciation rights (" SARs ") in connection with all or any part of an Option g-ranted under the Plan, either concurrently with the grant of the Option or at any time thereafter, and may also -grant SARs independently of Options.

(a)     SARs  Granted in Connection with an Option - A SAR granted in connection
        ------------------------------------------
with an Option entitles the Optionee to exercise the SAR by surrendering to the Company, unexercised, the underlying Option. The Optionee receives in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of surrender of the underlying Option (y) the exercise price of the Common Stock covered by the surrendered portion of the Option.

When a SAR is exercised, the underlying Option, to the extent surrendered, ceases to be exercisable, and the number of Shares available for issuance under the Plan is reduced correspondingly.

A SAR is exercisable only when and to the extent the underlying Option is exercisable and expires no later than the date on which the underlying Option expires. Notwithstanding the foregoing, neither an SAR nor a related Option may be exercised during the first six (6) months of its respective term: provided, however, that this limitation will not apply if the Optionee dies or is disabled within such six (6) month period.

(b)     Independent SARs - The  Board  or  the  Committee may grant SARs without
        ----------------
related Options. Such an SAR will entitle the Optionee to receive from the company on exercise of the SAR an amount equal to the excess of (x) the fair market value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (y) the fair market value of the Common Stock covered by the exercised portion of the SAR as of the date on which the SAR was granted.

SARs shall be exercisable in whole or in part at such times as the Board or the Committee shall specify in the Optionee's SAR grant or agreement. Notwithstanding the foregoing, an SAR may not be exercised during the first six
(6) months of its term: provided, however, that this limitation will not apply if the Optionee dies or is disabled within such six (6) month period.

(c)     Payment  on  exercise  -  The  Company's  obligations  arising  upon the
        ---------------------
exercise of a SAR may be paid in cash or Common Stock, or any combination of the same, as the Board or the Committee may determine. Shares issued on the exercise of a SAR are valued at their fair market value as of the date of exercise.

(d)     Limitation  on  Amount paid on SAR Exercise - The Board or the Committee
        -------------------------------------------
may in its discretion impose a limit on the amount to be paid on exercise of a SAR. In the event such a limit is imposed on a SAR granted in connection with an Option, the Limit will not restrict the exercisability of the underlying Option.

(e)     Persons  Subject  to 16(b) - An Optionee subject to Section 16(b) of the
        --------------------------
Securities Exchange Act of 1934, may only exercise an SAR during the period beginning on the third and ending on the twelfth business day following the Company's public release of quarterly or annual summary statements of sales and earnings and in accordance with all other provisions of Section 16(b).

(f)     Non-Transferability of SARs - An SAR is non-transferable by the Optionee
        ---------------------------
other than by will or the laws of descent and distribution, and is exercisable during the Optionee's lifetime only by the Optionee, or, in the event of death, by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance.

(g)     Effect on Shares in Plan - When  an  SAR  is  exercised,  the  aggregate
        ------------------------
number of shares of Common Stock available for issuance under the Plan will be reduced by the number of underlying shares of Common Stock as to which the SAR is exercised.

7.     ADJUSTMENT  OF  AND  CHANGES  IN  COMMON  STOCK

In the event of a reorganization, recapitalization, stock split, stock dividend, combination of Shares, merger, consolidation, distribution of assets, or any other changes in the corporate structure or Shares of the Corporation, the Board, or if so designated the Committee, shall make such adjustments as it deems appropriate in the number and kind of Shares and SARs; authorized by the Plan, in the number and kind of Shares covered by the Options granted and m the exercise price of outstanding Options and SARs.

8.     MERGERS,  SALES  AND  CHANGE  OF  CONTROL

In the case of (i) any merger, consolidation or combination of the Corporation with or into another corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in its outstanding Common Stock being converted into exchanged for different securities, cash or other property, or any combination thereof) or a sale of all or substantially all of the business or assets of the Corporation or (ii) a Change in Control (as defined below) of the Corporation, each Option or SAR then outstanding for one year or more shall (unless the Board, or if so designated the Committee, determines otherwise), receive upon exercise of such Option or SAR an amount equal to the excess of the Fair Market Value on the date of such exercise of (a) the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a share of Common Stock, in the cases covered by clause (i) above, or (b) the final tender offer price in the case of a tender offer resulting in a Change in Control or (c) the value of the Common Stock covered by the Option or SAR as determined by the Board, or if so designated the Committee, in the case of a Change in Control by reason of any other event, over the exercise price of such Option, multiplied by the number of shares of Common Stock with respect to which such Option or SAR shall have been exercised provided that in each event the amount payable in the case of an Incentive Stock Option. shall be Limited to the maximum permissible amount necessary to preserve the Incentive Stock Option status. Such amount may be payable fully in cash, fully in one or more of the kind or kinds or property payable in such merger, consolidation or combination, or partly in cash and partly in one or more such kind or kinds of property, all in the discretion of the Board or if so designated the Committee.

Any determination by the Board, or if so designated the Committee, made pursuant to this Section 8 may be made as to all outstanding Options and SARs or only as to certain Options and SARs specified by the Board, or if so designated the Committee and any such determination shall be made (a) in cases covered by clause (i) above, prior to the occurrence of such event, (b) in the event of a tender or exchange offer, prior to the purchase of any Common Stock pursuant thereto by the offeror and (c) in the case of a Change in Control by reason of any other event, just prior to or as soon as practicable after such Change in Control.

A "Change in Control" shall be deemed to have occurred if (a) any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall own beneficially 25 % or more of the Common Stock outstanding, or
(b) if following (i) a tender or exchange offer for voting securities of the Corporation, or (ii) a proxy contest for the election of directors of the Corporation, the persons who were directors of the Corporation immediately before the initiation of such event cease to constitute a majority of the Board of Directors of the Corporation upon the completion of such tender or exchange offer or proxy contest or within one year after such completion.

9.     NO  RIGHTS  OF  SHAREHOLDERS

Neither an Employee nor the Employee's legal representative shall be, or have any of the rights and privileges of, a shareholder of the Corporation in respect of any Shares purchasable upon the exercise of any Option, in whole or. in part, unless and until certificates for such Shares shall have been issued.

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10.     PLAN  AMENDMENTS

The plan may be amended by the Board, as it shall deem advisable, or to conform to any change in any law or regulation applicable thereto; provided, that the Board may not, without the authorization and approval of shareholders: (i) increase the aggregate number of Shares available for Options except as permitted by Section. 7; (ii) Materially increase the benefits accruing to participants under this Plan; (iii) extend the maximum period during which an Option may be exercised; or (iv) change the Plan's eligibility requirements. Any discrepancy between the Board and any committee regarding this Plan shall be decided in any manner directed by the Board.

11.     TERM  OF  PLAN

The Plan shall become effective upon its approval by the Corporation shareholders. No Options or SARs shal1 be granted under the Plan after the date which is ten years after the date on which the Plan was approved by the Board of Directors.

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